UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-9877

CALVERT SOCIAL INDEX SERIES, INC.

(Exact name of registrant as specified in charter)

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Address of Principal Executive Offices)

William M. Tartikoff, Esq.

4550 Montgomery Avenue

Suite 1000N

Bethesda, Maryland 20814

(Name and Address of Agent for Service)

Registrant's telephone number, including area code:  (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2012

Item 1.  Report to Stockholders.

[Calvert Social Index Fund Semi-Annual Report to Shareholders]

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Dear Shareholder:

After a difficult summer of 2011, investor sentiment improved toward the end of 2011, and many investors clearly breathed a sigh of relief in early 2012. Headlines about Europe’s sovereign debt crisis had reached a fever pitch during the final months of 2011 and investors worldwide held their breath, concerned about the potential fallout on markets near and far.

However, long-term refinancing operations agreed to in December 2011 by the European Central Bank that enabled the region’s banks to borrow at very low interest rates as well as progress on a Greek bailout seemed to pull the eurozone back from the brink of collapse and reassured investors. As a result, the broad international markets of the MSCI EAFE Index improved, returning 14.73% for the reporting period.

Overall, key U.S. economic indicators such as the unemployment rate, manufacturing data, housing market fundamentals, and consumer confidence showed gradual improvement. But consumer spending remained weak, and gasoline prices topping $4.00 a gallon in some areas in March did not help. As a result, economic growth continued at a snail’s pace.

In contrast to the fourth quarter, when the Standard & Poor’s (S&P) 500 Index earned nearly all of its return during October, the S&P 500 Index had a strong and mostly steady climb in the first quarter of 2012 to end the reporting period at 25.89%. Investors became more open to risk over the reporting period as well.

Broadening the Reach of SRI

It’s worth noting that corporate responsibility is just as relevant today as it’s always been—and perhaps even more so in these times of economic uncertainty. At Calvert, we have long believed that a company’s environmental, sustainability, and governance policies correlate strongly with its risk management and financial performance. It’s clear that more and more investors, consumers, and companies are reaching the same conclusions, and that the use of shareholder advocacy to effect change is becoming an increasingly powerful tool.

However, we always welcome additional proof of this, especially from venerable sources such as Ernst & Young. In a new white paper, the management consulting firm noted that social and environmental issues accounted for 40% of shareholder proposals on proxy ballots last year, up one-third from 2010. Ernst & Young also predicts these issues will dominate proposals for the third consecutive year in 2012, thanks to a convergence of factors drawing attention to companies’ actions on sustainability and environmental issues.1 Perhaps even more important is the broadening of support. Sustainability proposals overall received favorable votes from a record 21% of shareholders in 2011, and nearly one-third of the proposals had support exceeding 30%—a critical level where corporate boards can’t help but take notice. This is on par with Calvert’s own experiences, where 38% of resolutions we filed or co-filed that resulted in a vote last year received support

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of more than 30%.

If you’re interested in learning more about our shareholder advocacy efforts this year, visit us online at www.calvert.com/sri-resolutions.html.

Calvert’s Women’s Principles and Diversity

In March, Calvert helped mark the two-year anniversary of the United Nation’s Women’s Empowerment Principles (WEP) at the U.N. Gender Equality for Sustainable Business Event, which emphasized the business case for promoting gender equality in the workplace. More than 400 chief executives have now publicly committed to implementing the WEP, which were adapted from the Calvert’s Women’s Principles® in 2010. We’re also participating in the WEP Leadership Group, comprised of 30 leading companies, investors, and women-focused organizations seeking to encourage broader adoption of the Principles.

We filed six shareholder resolutions for the upcoming annual meeting season asking companies to add specific considerations of race and gender diversity to their desired director characteristics. Five were successfully withdrawn after management agreed. Notably, this includes American Financial Group, whose resistance last year led to a vote supported by 27% of shareholders. So, persistence does indeed pay off. The lone holdout is Urban Outfitters, where company resistance led to a vote last year that received 22% support.

Leading the Path to Sustained Sustainability in the Next Economy

In October, Calvert had the privilege of co-hosting the 2011 United Nations Environment Programme Finance Initiative (UNEP-FI) Global Roundtable in Washington, D.C. More than 500 attendees from the investment, banking, and insurance industries discussed the tipping point for linking global sustainability and market stability as the cornerstone of the “next economy.” In my opening remarks as UNEP-FI co-chair of the Global Steering Committee, I highlighted the importance of the financial community working together. This is necessary not only to restore trust in financial systems, but also to make a meaningful impact on the pressing challenges facing the world today so that a sustainable future will exist for all. This is an idea that’s been at the heart of Calvert Investments for more than 30 years. Calvert’s leadership on these topics was evident at the event, with Calvert team members speaking on panels about human rights, water, and ecosystem services.

Other Calvert News

As you may know, we launched Calvert Equity Income Fund2 last fall to offer the potential for attractive income generation and competitive total return by investing in a portfolio of large-cap, dividend-paying stocks that we believe provide compelling value. Calvert Large Cap Value Fund co-portfolio managers James McGlynn, CFA and Yvonne

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Bishop, CFA are managing the new Fund. Both Funds feature Calvert’s SAGE strategy, which involves Calvert actively engaging with companies held in the Funds to engender positive change.

A Variety of Ways to Stay Informed

We are cautiously optimistic about the continued economic recovery, but much uncertainty and the potential for renewed volatility remains. That’s why we always feel it’s best to maintain a well-diversified mix of U.S. and international stocks, bonds, and cash appropriate for your goals and risk tolerance. And of course, we suggest you consult your financial advisor if you have questions or concerns.

We also invite you to visit our website, www.calvert.com, for fund information, portfolio updates, and commentary from Calvert professionals. And now, you can get the same information on the go with Calvert’s new iPhone® app, which is available for free from iTunes.

As always, we thank you for investing with Calvert.

Barbara J. Krumsiek
President and CEO
Calvert Investments, Inc.

May 2012

1 Ernst & Young, Leading Corporate Sustainability Issues in the 2012 Proxy Season: Is your board prepared?

2 Investment in mutual funds involves risk, including possible loss of principal invested. For more information on any Calvert fund, please contact Calvert at 800.368.2748 for a free summary prospectus and/or prospectus. An investor should consider the investment objectives, risks, charges, and expenses of an investment carefully before investing. The summary prospectus and prospectus contain this and other information. Read them carefully before you invest or send money. Calvert mutual funds are underwritten and distributed by Calvert Investment Distributors, Inc., member FINRA and subsidiary of Calvert Investments, Inc.

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Overall Shareholder Advocacy Efforts

As always, Calvert continues to work hard to ensure you have a say in the responsible management of environmental, social, and governance (ESG) factors for the companies in which we invest. Below are highlights of our accomplishments during the reporting period.

Through March 31, 2012, Calvert had filed 23 shareholder proposals in the 2012 proxy season. The most popular topics were board diversity, sustainability disclosure, climate change, and loan servicing. Several of these are discussed in more detail below. Through March 31, 2012, we had successfully withdrawn 14 resolutions after companies agreed to the terms.

Setting a Fair and Sustainable Table

Many food crops are already showing vulnerability to climate change. For example, higher temperatures and extreme rainfall are expected to increase disease and stress in Central and South American coffee bean crops, resulting in lower output. Last year, our shareholder resolution asked J.M. Smucker to disclose the climate-related risks for its Folgers Coffee and other coffee brands, which reflect 40% of the company’s revenue. We have re-filed the proposal this year in the hope that last year’s strong support of 30% persuades the company to reconsider its position.

We also filed a resolution with Colgate-Palmolive about palm oil sourcing. Despite some sustainability advantages to using palm oil in food, lotions, soaps, and shampoo, significant problems exist in the way palm oil trees are grown in some countries—resulting in significant greenhouse gas emissions, displacement of local and Indigenous Peoples, and destruction of endangered species. After discussions with company management, Colgate announced a goal of purchasing only certified sustainable palm oil by 2015, and we successfully withdrew the proposal.

Finally, Calvert began working with Oxfam America, farm worker unions, and consumer groups to develop a new certification system for on-farm sustainability of fruits and vegetables grown in the United States. The pilot project evaluates farm worker welfare, pesticide reduction, and product safety.

Rooting Out Supply Chain Abuses

Calvert co-authored a guide with Christian Brothers Investments and the Interfaith Center on Corporate Responsibility to help companies comply with the California Transparency in Supply Chain Act (SB 657). This ground-breaking U.S. law requires manufacturers and retailers with global gross receipts exceeding $100 million that operate in California to disclose efforts to eliminate slavery and human trafficking from their direct supply chains on their corporate website. The guide also serves as an advocacy tool for more effective management of

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labor and human rights risks within global supply chains.

On a related note, Calvert is greatly concerned by news reports about factory conditions for some of Apple’s suppliers, especially in China. We have been working with a larger investor coalition to engage Apple’s senior management, and we believe the company has made significant strides in the last few months toward full supply chain transparency and “zero tolerance” for workplace abuses. Apple has also moved aggressively to have the Fair Labor Association conduct third-party audits of its suppliers and is posting the results of these monthly audits on its website. We will continue to monitor the situation and work with Apple to remedy its supply chain issues.

Improving Regulation of ESG Issues

Clean Air Act. Calvert coordinated an investor letter to congressional leaders urging timely implementation of new Clean Air Act rules under development at the Environmental Protection Agency (EPA). These rules would help modernize and improve the efficiency of electric utilities, reduce cross-state air pollution, lower emissions of mercury and air toxins, and create well-paid construction, engineering, and manufacturing jobs. The EPA announced the new Mercury and Air Toxics rule in December—a victory for the health of both the public and the economy.

Dodd-Frank Reform & Consumer Protection Act of 2010. We continue to participate in a complicated Securities and Exchange Commission (SEC) rule-making process for this law, particularly regarding section 1502 on “conflict minerals.” This section requires companies that use gold, tin, tantalum, and tungsten in their products to disclose whether these metals are coming from specific mines in the Democratic Republic of Congo and adjoining countries. Profits from these mines have been used to fuel the weapon supply for one of the world’s bloodiest conflicts since World War II.

An early supporter of the legislation, Calvert is working with a coalition of investors, human rights organizations, and major multinational corporations that recently met with the SEC chairman as well as several commissioners and their staff. We also presented the investor perspective at an SEC roundtable in October 2011 and have submitted a series of letters and comments about the complex and controversial issues involved. We hope to see a final rule in the coming months.

Community Investments

Many of our Funds participate in Calvert’s High Social Impact Investing program, which is administered through the Calvert Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.1 One such investment is Pride Industries, which creates jobs for people with disabilities and is an up-and-coming leader in helping individuals overcome barriers to employment. In fiscal year 2010, the organization employed 4,100 individuals, 60% of whom were disabled.

Another example is Via Verde, an innovative and award-winning affordable housing development in the South Bronx. This complex combines urgently needed low- to moderate-income housing with a new model for affordable, green, and healthy urban living in a design that

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improves the attractiveness of the community around it.

Special Equities

A modest but important portion of certain funds is allocated to small private companies developing products or services that address important sustainability or environmental issues. One recent investment was LearnZillion, a Washington, D.C.-based group using video technology to provide individualized learning in primary schools.2 “Best of class” video modules allow the teacher to track each student’s progress, give the right lessons at the right time, and provide timely support—all with interactive feedback. We are unsure if this approach will be the breakthrough learning improvement the schools need, but all agree innovative solutions need to be tried.

Calvert was also instrumental in getting the U.S. State Department to focus attention on the importance of “impact investing,” by way of a conference with an address by Secretary of State Hillary Clinton. We are gratified the U.S. government is manifesting the best of American values by becoming involved in supporting social entrepreneurs.

1 As of March 31, 2012, Calvert Social Investment Foundation (“Calvert Foundation” or “Foundation”) Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund 0.55%, Calvert International Equity Fund 1.37%, and Calvert Small Cap Fund 0.50%. The Calvert Foundation is a 501(c)(3) nonprofit organization. The Foundation’s Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Investments-sponsored investment product.

2 As of March 31, 2012, LearnZillion represented 0.02% of Calvert Balanced Portfolio.

Holdings are subject to change.

As of March 31, 2012, the following companies represented the following percentages of net assets: J.M. Smucker 0.11% of Calvert Social Index Fund, Colgate-Palmolive 0.51% of Calvert Social Index Fund, and Apple 6.52% of Calvert Social Index Fund. Holdings are subject to change.

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Investment Performance

Calvert Social Index Fund (Class A shares at NAV) returned 27.51% for the six-month period ended March 31, 2012, compared to its benchmark, the Calvert Social Index (CSI), which posted a return of 28.12% for the period. The difference was primarily the result of fund expenses, which an index does not incur.

Investment Climate

During the six-month reporting period, strong earnings from U.S. companies, continued improvements in U.S. macroeconomic data, and aggressive accommodative monetary policy worldwide helped equity markets rally hard off their lows posted last fall, albeit on low volume. For the trailing six-month period, the Russell 1000, Russell 2000, MSCI EAFE, and MSCI Emerging Markets Indices returned 26.27%, 29.83%, 14.73%, and 19.20%, respectively.

The growth investment style slightly outperformed the value style, and within the Russell 1000 Index, Financials, Information Technology, and Consumer Discretionary were the top-performing sectors. The Utilities, Telecommunications, and Consumer Staples sectors lagged as the risk-on trade returned with a vengeance.

CALVERT SOCIAL
INDEX FUND
March 31, 2012

INVESTMENT PERFORMANCE
(total return at NAV*)
	6 Months	12 Months
	ended	ended
	3/31/2012	3/31/2012
Class A	27.51%	10.26%
Class B	26.95%	9.15%
Class C	26.95%	9.15%
Class I	27.89%	10.82%

Calvert Social Index	28.12%	11.13%

Lipper Multi-Cap Core
Funds Average	24.67%	2.95%
TEN LARGEST STOCK HOLDINGS
% of Net Assets
Apple, Inc.	6.5%
Microsoft Corp.	2.8%
International Business
Machines Corp.	2.7%
AT&T, Inc.	2.2%
Procter & Gamble Co.	2.2%
Johnson & Johnson	2.1%
JPMorgan Chase & Co.	2.0%
Wells Fargo & Co.	2.0%
Google, Inc.	1.9%
The Coca-Cola Co.	1.8%
Total	26.2%

*Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

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In the United States, improving jobs data were a significant boost to equity market performance with the recent and welcome improvements in the unemployment rate and jobless claims compounding the positive effects from strong corporate earnings. The falling unemployment rate also helped drive continued improvement in consumer confidence and consumer spending, which were not as heavily impacted by rising gasoline prices as they could have been had the stock market and the job market not been improving.

The manufacturing sector continued to provide significant support to the U.S. economic recovery, with a weak U.S. dollar supporting strong exports and the national Purchasing Manager’s Index firmly in an expansionary mode. Vehicle sales and production both looked encouraging as well. However, deepening recession in Europe and the overall slowdown in the global economy will de-emphasize the contribution of exports to U.S. gross domestic product (GDP). Therefore, the continued recovery of the U.S. consumer will be important for a self-sustained U.S. economic recovery. The service sector has been showing signs of improvement recently--a sign the manufacturing-led recovery in the United States may be spreading to other sectors.

U.S. bank lending continued to improve, despite regulatory pressures threatening the long-term profitability of the banking industry. An improving consumer balance sheet allowed banks to increase lending while adhering to higher lending standards. The U.S. housing market continued to bottom out and showed signs of improvement, though it is not out of the woods yet, especially with foreclosed inventories still high. The housing sector, while not providing much growth, is not likely to be the drag on the economy that it has been for many quarters since the bursting of the housing bubble.

Despite visible improvements in the macroeconomic data, in January the U.S. Federal Reserve (Fed) announced an extension of its low interest rate policy through the end of 2014. It also adopted a formal inflation target of 2% and suggested that balance sheet expansion (QE3) is not out of the question should economic conditions deteriorate, though this is less likely in the near term. The move appeared to reflect the Fed’s heightened focus on unemployment, which has become an increasingly important part of the Fed’s dual mandate of price stability and maximum employment this election year.

This aggressively accommodative monetary policy is likely to create an environment conducive to imbalances and bubbles in the economy and markets. With U.S. interest rates and the dollar at historic lows, U.S. dollar-denominated commodities like oil have been rising in price to levels where the demand destruction begins to create negative feedback on both commodity prices and economic growth globally. Interestingly, this negative feedback may be disproportionately higher for the commodity-hungry emerging market economies than for the United States itself. Therefore, it could be that the United States will end up “exporting” the recessionary pressures outside its borders to more commodity-intensive economies like China and Brazil.

Still, with global economic challenges keeping inflation in check, policymakers around the globe continued their efforts toward easing monetary policies, which should help stimulate economic growth. Unfortunately for the global economy and consumers, the rate of increase in oil prices kept pace with the stock market, exacerbated by the geopo-

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Growth of $10,000

The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Classes A, B, C and I shares and reflect the deduction of the maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index and a Lipper peer group average. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The Lipper average reflects the deduction of the category’s average front-end sales charge. The value of an investment in a different share class would be different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 0.97%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

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litical tensions in the Middle East. This rising oil price trend, if not reversed, will likely put a damper on global economic growth.

In the eurozone, investors increasingly worried about the currency’s potential collapse during the fourth quarter of 2011, though there was some stability to start 2012. Yields on the sovereign debt of Spain, Greece, Italy, and France soared in November, but have gradually declined since then, signaling that the LTRO (long-term refinancing operation) may have helped the euro-zone sovereign bond markets by driving down short-term yields and, for the time being, reduced investor perception of the probability of a global financial crisis.

Despite the positive impact of the LTRO, Europe continued to provide a negative backdrop to investor confidence and was a drag on the global economy. Eurozone GDP contracted 0.3% in the fourth quarter of 2011, while the unemployment rate in the eurozone reached a 15-year high of 10.8%. These data confirmed our concerns about the eurozone’s economic outlook and the worsening recession in Europe, including the core economies.

A deal on the Greek bailout was reached by all involved parties with the resulting Greek bond swap reducing Greece’s debt burden by 100 billion euros. Even with the bond swap, debt in Greece is becoming an increasingly larger percentage of GDP due to the rate at which Greece’s GDP is contracting, a trend that will continue to jeopardize the country’s credit health.

A positive inflation trend allowed the Chinese government to continue to reposition its economic policy

CALVERT SOCIAL INDEX FUND March 31, 2012

AVERAGE ANNUAL TOTAL RETURNS
CLASS A SHARES	(with max. load)
One year	4.99%
Five year	0.51%
Ten year	2.33%

CLASS B SHARES	(with max. load)
One year	4.15%
Five year	0.30%
Ten year	1.81%

CLASS C SHARES	(with max. load)
One year	8.15%
Five year	0.51%
Ten year	1.82%

CLASS I SHARES
One year	10.82%
Five year	2.06%
Ten year	3.33%

% OF TOTAL
ECONOMIC SECTORS	INVESTMENTS
Consumer Discretionary	12.3%
Consumer Staples	10.0%
Energy	2.4%
Financials	16.9%
Government	0.5%
Health Care	10.2%
Industrials	8.1%
Information Technology	31.8%
Materials	1.6%
Telecommunication Services	2.9%
Time Deposit	2.2%
Utilities	1.1%
Total	100%

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from contractionary for most of 2011 to stimulative. The Chinese economy continued to decelerate during the quarter as foreign direct investment, one of the major drivers of economic growth in China, declined on a year-over-year basis for four consecutive months. Increasing domestic consumption in the country will be key to offsetting this effect. China cut its economic growth target from 8% to 7.5%, signaling the country’s need to transition to a more sustainable, consumer-driven economic model.

Portfolio Strategy

Calvert Social Index Fund is managed using a passive investment strategy, with the objective of matching the day-to-day performance of the CSI as closely as possible. We do this by buying all, or virtually all, of the stocks in the CSI and holding them in the same proportion as in the CSI. Variation in the Fund’s total return generally reflects the variation in the total return of the CSI.

Information Technology, Financials, Health Care, and Consumer Discretionary are the four largest sectors in the CSI, accounting for almost 70% of its value, on average. Therefore, performance in these sectors has a significant impact on overall performance.

All four of these sectors generated positive performance over the reporting period. Other top-performing sectors in the CSI included Industrials, Materials, and Energy. Overall, there were no significant sector or stock selection variances relative to the CSI.

Relative to the broad U.S. equity market, Calvert’s environmental, social, and governance (ESG) criteria contributed modestly over the last six months, primarily in the Utilities sector.

Market Outlook

A sharp slowdown or, more importantly, a hard economic landing in China, fueled by a possible bursting of a real-estate bubble there, would certainly create strong ripple effects throughout the global economy, including the United States, but this indirect impact may be less damaging than a domestic recession in the United States.

If the U.S. economic recovery proves robust enough to withstand the negative headwinds from Europe and China in 2012, U.S. equities may significantly outperform Treasuries given the relative valuation of the two asset classes. Highly bid-up dividend-yielding securities may also underperform as investor risk aversion subsides. However, if more investors refocus on the underlying economic fundamentals in Europe, the risk aversion trade may return for some time during the year. In this environment, despite stronger economic data in the United States, one thing is certain--equity market volatility is likely to be here to stay for most of 2012.

May 2012

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SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2011 to March 31, 2012).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The Fund charges an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $5,000 ($1,000 for IRA accounts). If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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	BEGINNING	ENDING ACCOUNT	EXPENSES PAID
	ACCOUNT VALUE	VALUE	DURING PERIOD*
	10/1/11	3/31/12	10/1/11 - 3/31/12
CLASS A
Actual	$1,000.00	$1,275.10	$4.27
Hypothetical	$1,000.00	$1,021.25	$3.79
(5% return per
year before expenses)

CLASS B
Actual	$1,000.00	$1,269.50	$9.93
Hypothetical	$1,000.00	$1,016.25	$8.82
(5% return per
year before expenses)

CLASS C
Actual	$1,000.00	$1,269.50	$9.93
Hypothetical	$1,000.00	$1,016.25	$8.82
(5% return per
year before expenses)

CLASS I
Actual	$1,000.00	$1,278.90	$1.20
Hypothetical	$1,000.00	$1,023.95	$1.06
(5% return per
year before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 0.75%, 1.75%, 1.75%, and 0.21% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

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STATEMENT OF NET ASSETS
March 31, 2012

EQUITY SECURITIES - 97.0%	SHARES	VALUE
Aerospace & Defense - 0.2%
BE Aerospace, Inc.*	1,517	$70,495
Hexcel Corp.*	1,582	37,984
Rockwell Collins, Inc.	2,348	135,151
Spirit AeroSystems Holdings, Inc.*	1,920	46,963
		290,593

Air Freight & Logistics - 1.2%
C.H. Robinson Worldwide, Inc	2,620	171,584
Expeditors International of Washington, Inc.	3,425	159,297
FedEx Corp	4,698	432,028
United Parcel Service, Inc., Class B	11,602	936,513
		1,699,422

Airlines - 0.2%
Alaska Air Group, Inc.*	1,162	41,623
Delta Air Lines, Inc.*	13,603	134,806
JetBlue Airways Corp.*	3,981	19,467
Southwest Airlines Co	12,422	102,357
US Airways Group, Inc.*	2,618	19,871
		318,124

Auto Components - 0.5%
BorgWarner, Inc.*	1,775	149,703
Gentex Corp.	2,331	57,109
Johnson Controls, Inc	10,862	352,798
Tenneco, Inc.*	971	36,073
TRW Automotive Holdings Corp.*	1,651	76,689
Visteon Corp.*	828	43,884
		716,256

Automobiles - 0.7%
Ford Motor Co.	59,841	747,414
Harley-Davidson, Inc	3,730	183,068
		930,482

Beverages - 3.2%
Dr Pepper Snapple Group, Inc.	3,487	140,212
Monster Beverage Corp.*	2,416	150,010
PepsiCo, Inc	25,100	1,665,385
The Coca-Cola Co	33,528	2,481,407
		4,437,014

Biotechnology - 2.2%
Alexion Pharmaceuticals, Inc.*	2,948	273,751
Alkermes plc*	1,519	28,177
Amgen, Inc.	14,072	956,755
Amylin Pharmaceuticals, Inc.*	2,041	50,943

www.calvert.com CALVERT SOCIAL INDEX FUND SEMI-ANNUAL REPORT (UNAUDITED) 14

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Biotechnology - Cont’d
Biogen Idec, Inc.*	3,866	$487,000
Cepheid, Inc.*	1,007	42,123
Cubist Pharmaceuticals, Inc.*	951	41,131
Dendreon Corp.*	2,340	24,933
Gilead Sciences, Inc.*	12,059	589,082
Human Genome Sciences, Inc.*	3,703	30,513
Incyte Corp.*	1,582	30,533
InterMune, Inc.*	976	14,318
Myriad Genetics, Inc.*	1,471	34,804
Onyx Pharmaceuticals, Inc.*	990	37,303
Regeneron Pharmaceuticals, Inc.*	1,154	134,580
United Therapeutics Corp.*	809	38,128
Vertex Pharmaceuticals, Inc.*	3,325	136,358
		2,950,432

Building Products - 0.2%
A.O. Smith Corp.	626	28,139
Lennox International, Inc.	833	33,570
Masco Corp.	5,739	76,730
Owens Corning*	1,815	65,394
		203,833

Capital Markets - 2.7%
Affiliated Managers Group, Inc.*	830	92,802
Bank of New York Mellon Corp	19,342	466,722
BlackRock, Inc	1,622	332,348
Charles Schwab Corp	16,454	236,444
E*Trade Financial Corp.*	4,165	45,607
Eaton Vance Corp.	1,856	53,044
Federated Investors, Inc., Class B	1,584	35,497
Franklin Resources, Inc	2,344	290,726
Goldman Sachs Group, Inc	6,698	833,030
Greenhill & Co., Inc	478	20,860
Invesco Ltd.	7,246	193,251
Janus Capital Group, Inc.	2,860	25,483
Jefferies Group, Inc	2,324	43,784
Legg Mason, Inc.	2,086	58,262
Northern Trust Corp.	3,522	167,119
SEI Investments Co.	2,343	48,477
State Street Corp	7,861	357,675
Stifel Financial Corp.*	865	32,732
T. Rowe Price Group, Inc	4,050	264,465
TD Ameritrade Holding Corp.	3,543	69,939
Waddell & Reed Financial, Inc	1,372	44,467
		3,712,734

Chemicals - 1.1%
Air Products & Chemicals, Inc.	3,172	291,190
Airgas, Inc.	1,048	93,240
Cabot Corp	943	40,247
Ecolab, Inc.	4,326	267,001
International Flavors & Fragrances, Inc.	1,311	76,825

www.calvert.com CALVERT SOCIAL INDEX FUND SEMI-ANNUAL REPORT (UNAUDITED) 15

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Chemicals - Cont’d
Praxair, Inc	4,874	$558,755
Sensient Technologies Corp	767	29,146
Sigma-Aldrich Corp.	1,671	122,083
		1,478,487

Commercial Banks - 4.9%
Associated Banc-Corp.	2,652	37,022
Bank of Hawaii Corp	760	36,746
BB&T Corp	11,050	346,860
BOK Financial Corp	433	24,369
CapitalSource, Inc	4,390	28,974
CIT Group, Inc.*	3,159	130,277
City National Corp	786	41,241
Comerica, Inc.	3,223	104,296
Commerce Bancshares, Inc.	1,272	51,541
Cullen/Frost Bankers, Inc.	905	52,662
East West Bancorp, Inc	2,404	55,508
Fifth Third Bancorp	14,650	205,833
First Horizon National Corp.	4,353	45,184
First Niagara Financial Group, Inc.	4,658	45,835
FirstMerit Corp	1,651	27,836
Fulton Financial Corp	3,246	34,083
Hancock Holding Co	1,251	44,423
Huntington Bancshares, Inc	13,984	90,197
IBERIABANK Corp.	434	23,206
KeyCorp	15,415	131,028
M&T Bank Corp	2,018	175,324
PNC Financial Services Group, Inc.	8,406	542,103
Popular, Inc.*	16,621	34,073
Prosperity Bancshares, Inc	734	33,617
Regions Financial Corp	22,598	148,921
Signature Bank*	736	46,397
SunTrust Banks, Inc.	8,684	209,892
SVB Financial Group*	693	44,588
Synovus Financial Corp.	10,724	21,984
TCF Financial Corp.	2,422	28,798
UMB Financial Corp.	558	24,962
Umpqua Holdings Corp.	1,841	24,964
US Bancorp	30,696	972,449
Valley National Bancorp	3,026	39,187
Webster Financial Corp.	1,188	26,932
Wells Fargo & Co	80,003	2,731,302
Westamerica Bancorporation	469	22,512
Zions Bancorporation	2,985	64,058
		6,749,184

www.calvert.com CALVERT SOCIAL INDEX FUND SEMI-ANNUAL REPORT (UNAUDITED) 16

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Commercial Services & Supplies - 0.2%
Avery Dennison Corp.	1,706	$51,402
Covanta Holding Corp.	1,848	29,993
Herman Miller, Inc	868	19,929
Pitney Bowes, Inc	3,055	53,707
RR Donnelley & Sons Co	3,018	37,393
United Stationers, Inc.	758	23,521
		215,945

Communications Equipment - 3.6%
Acme Packet, Inc.*	876	24,107
Adtran, Inc	1,056	32,937
Arris Group, Inc.*	1,858	20,995
Aruba Networks, Inc.*	1,720	38,322
Ciena Corp.*	1,483	24,010
Cisco Systems, Inc.	86,307	1,825,393
F5 Networks, Inc.*	1,271	171,534
Harris Corp	1,847	83,263
InterDigital, Inc.	683	23,809
JDS Uniphase Corp.*	3,528	51,121
Juniper Networks, Inc.*	8,559	195,830
Motorola Mobility Holdings, Inc.*	4,703	184,546
Motorola Solutions, Inc.	4,723	240,070
Plantronics, Inc.	690	27,779
Polycom, Inc.*	2,882	54,960
QUALCOMM, Inc.	26,967	1,834,295
Riverbed Technology, Inc.*	2,449	68,768
Tellabs, Inc.	5,458	22,105
Viasat, Inc.*	677	32,638
		4,956,482

Computers & Peripherals - 8.8%
Apple, Inc.*	14,884	8,922,511
Dell, Inc.*	25,415	421,889
Diebold, Inc	1,001	38,558
EMC Corp.*	32,750	978,570
Hewlett-Packard Co	31,900	760,177
Lexmark International, Inc	1,250	41,550
NCR Corp.*	2,515	54,601
NetApp, Inc.*	5,827	260,875
QLogic Corp.*	1,584	28,132
SanDisk Corp.*	3,863	191,566
Seagate Technology plc	6,483	174,717
Western Digital Corp.*	3,767	155,916
		12,029,062

Construction & Engineering - 0.1%
AECOM Technology Corp.*	1,585	35,456
EMCOR Group, Inc.	1,057	29,300
Quanta Services, Inc.*	3,334	69,681
		134,437

www.calvert.com CALVERT SOCIAL INDEX FUND SEMI-ANNUAL REPORT (UNAUDITED) 17

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Construction Materials - 0.0%
Eagle Materials, Inc	678	$23,561

Consumer Finance - 1.3%
American Express Co.	16,527	956,252
Capital One Financial Corp	7,864	438,339
Discover Financial Services	8,509	283,690
SLM Corp.	8,265	130,257
		1,808,538

Containers & Packaging - 0.3%
AptarGroup, Inc.	1,002	54,879
Ball Corp.	2,628	112,689
Bemis Co., Inc.	1,633	52,730
Owens-Illinois, Inc.*	2,662	62,131
Sealed Air Corp	3,059	59,069
Sonoco Products Co.	1,585	52,622
		394,120

Distributors - 0.1%
Genuine Parts Co	2,487	156,059

Diversified Consumer Services - 0.1%
Coinstar, Inc.*	493	31,330
DeVry, Inc.	987	33,430
ITT Educational Services, Inc.*	463	30,623
Sotheby’s	1,050	41,307
Strayer Education, Inc	189	17,819
Weight Watchers International, Inc.	485	37,437
		191,946

Diversified Financial Services - 3.7%
Bank of America Corp.	161,914	1,549,517
CME Group, Inc.	1,020	295,117
IntercontinentalExchange, Inc.*	1,162	159,682
JPMorgan Chase & Co.	61,004	2,804,964
Moody’s Corp	3,103	130,636
NYSE Euronext	4,139	124,211
The NASDAQ OMX Group, Inc.*	2,242	58,068
		5,122,195

Diversified Telecommunication Services - 2.6%
AboveNet, Inc.*	371	30,719
AT&T, Inc.	95,381	2,978,749
CenturyLink, Inc.	9,808	379,079
Frontier Communications Corp	15,762	65,727
tw telecom, Inc.*	2,377	52,674
Windstream Corp.	9,201	107,744
		3,614,692

Electric Utilities - 0.2%
Cleco Corp.	966	38,302
Hawaiian Electric Industries, Inc.	1,459	36,986
IDACORP, Inc	751	30,881

www.calvert.com CALVERT SOCIAL INDEX FUND SEMI-ANNUAL REPORT (UNAUDITED) 18

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Electric Utilities - Cont’d
ITC Holdings Corp.	799	$61,475
Portland General Electric Co.	1,189	29,701
		197,345

Electrical Equipment - 1.1%
Acuity Brands, Inc.	658	41,342
AMETEK, Inc.	2,540	123,215
Belden, Inc	752	28,508
Brady Corp.	763	24,683
Cooper Industries plc	2,538	162,305
Emerson Electric Co.	11,804	615,933
General Cable Corp.*	778	22,624
GrafTech International Ltd.*	2,138	25,528
Hubbell, Inc., Class B	827	64,986
Regal-Beloit Corp.	666	43,656
Rockwell Automation, Inc.	2,321	184,984
Roper Industries, Inc	1,545	153,202
Thomas & Betts Corp.*	849	61,052
		1,552,018

Electronic Equipment & Instruments - 1.1%
Amphenol Corp.	2,644	158,032
Anixter International, Inc.*	477	34,597
Arrow Electronics, Inc.*	1,782	74,790
Avnet, Inc.*	2,328	84,716
Corning, Inc.	24,998	351,972
Dolby Laboratories, Inc.*	883	33,607
Flextronics International Ltd.*	11,030	79,747
FLIR Systems, Inc	2,516	63,680
Ingram Micro, Inc.*	2,451	45,491
Itron, Inc.*	637	28,926
Jabil Circuit, Inc.	3,071	77,143
Molex, Inc.	1,035	29,104
National Instruments Corp.	1,465	41,782
TE Connectivity Ltd	6,836	251,223
Tech Data Corp.*	662	35,920
Trimble Navigation Ltd.*	1,999	108,786
Vishay Intertechnology, Inc.*	2,309	28,077
		1,527,593

Energy Equipment & Services - 0.7%
Bristow Group, Inc.	555	26,490
Cameron International Corp.*	3,890	205,509
CARBO Ceramics, Inc.	322	33,955
Core Laboratories NV	732	96,309
Dril-Quip, Inc.*	582	37,842
Exterran Holdings, Inc.*	1,002	13,216
FMC Technologies, Inc.*	3,835	193,361
Helix Energy Solutions Group, Inc.*	1,707	30,385
Key Energy Services, Inc.*	2,356	36,400
Lufkin Industries, Inc	489	39,438
Noble Corp.*	4,235	158,685
SEACOR Holdings, Inc.*	371	35,534

www.calvert.com CALVERT SOCIAL INDEX FUND SEMI-ANNUAL REPORT (UNAUDITED) 19

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Energy Equipment & Services - Cont’d
Tidewater, Inc	822	$44,404
Unit Corp.*	751	32,113
		983,641

Food & Staples Retailing - 2.0%
Casey’s General Stores, Inc.	608	33,720
Costco Wholesale Corp	6,957	631,696
CVS Caremark Corp.	20,909	936,723
Harris Teeter Supermarkets, Inc.*	657	26,346
Safeway, Inc.	5,529	111,741
SUPERVALU, Inc.	3,381	19,305
Sysco Corp	9,416	281,162
United Natural Foods, Inc.*	779	36,348
Walgreen Co.	14,029	469,831
Whole Foods Market, Inc.	2,575	214,240
		2,761,112

Food Products - 1.2%
Campbell Soup Co	3,135	106,120
Corn Products International, Inc.	1,180	68,027
Darling International, Inc.*	1,876	32,680
Flowers Foods, Inc.	2,265	46,138
General Mills, Inc.	9,671	381,521
Green Mountain Coffee Roasters, Inc.*	1,964	91,994
H.J. Heinz Co	5,142	275,354
Hershey Co.	2,457	150,688
J.M. Smucker Co.	1,838	149,540
Kellogg Co.	3,933	210,927
McCormick & Co., Inc.	1,891	102,927
Ralcorp Holdings, Inc.*	872	64,606
TreeHouse Foods, Inc.*	565	33,617
		1,714,139

Gas Utilities - 0.3%
AGL Resources, Inc.	1,819	71,341
Atmos Energy Corp.	1,483	46,655
New Jersey Resources Corp	631	28,124
Oneok, Inc	1,554	126,899
Piedmont Natural Gas Co., Inc.	1,115	34,643
Questar Corp.	2,881	55,488
South Jersey Industries, Inc	446	22,318
Southwest Gas Corp.	743	31,756
WGL Holdings, Inc	811	33,008
		450,232

Health Care Equipment & Supplies - 2.0%
Alere, Inc.*	1,326	34,489
Becton Dickinson & Co.	3,223	250,266
CareFusion Corp.*	3,601	93,374
DENTSPLY International, Inc.	2,271	91,135
Edwards Lifesciences Corp.*	1,861	135,351
Gen-Probe, Inc.*	782	51,933

www.calvert.com CALVERT SOCIAL INDEX FUND SEMI-ANNUAL REPORT (UNAUDITED) 20

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Health Care Equipment & Supplies - Cont’d
Haemonetics Corp.*	411	$28,638
Hologic, Inc.*	4,120	88,786
IDEXX Laboratories, Inc.*	898	78,530
Intuitive Surgical, Inc.*	628	340,219
Masimo Corp.*	779	18,213
Medtronic, Inc.	17,033	667,523
NuVasive, Inc.*	580	9,767
ResMed, Inc.*	2,412	74,555
Sirona Dental Systems, Inc.*	888	45,768
St. Jude Medical, Inc.	5,121	226,911
Stryker Corp.	4,713	261,477
Teleflex, Inc.	632	38,647
The Cooper Co.’s, Inc.	753	61,528
Thoratec Corp.*	894	30,137
Varian Medical Systems, Inc.*	1,807	124,611
		2,751,858

Health Care Providers & Services - 1.9%
AMERIGROUP Corp.*	794	53,420
AmerisourceBergen Corp.	4,163	165,188
Brookdale Senior Living, Inc.*	1,627	30,458
Cardinal Health, Inc.	5,506	237,364
Catalyst Health Solutions, Inc.*	706	44,993
Centene Corp.*	803	39,323
CIGNA Corp	4,561	224,629
Coventry Health Care, Inc	2,361	83,981
DaVita, Inc.*	1,501	135,345
Express Scripts, Inc.*	7,235	391,992
Health Management Associates, Inc.*	3,895	26,174
Henry Schein, Inc.*	1,459	110,417
HMS Holdings Corp.*	1,413	44,100
Laboratory Corp. of America Holdings*	1,591	145,640
LifePoint Hospitals, Inc.*	768	30,290
Lincare Holdings, Inc.	1,475	38,173
Magellan Health Services, Inc.*	454	22,160
McKesson Corp.	3,936	345,463
Mednax, Inc.*	783	58,232
Owens & Minor, Inc.	993	30,197
Patterson Co.’s, Inc	1,467	48,998
PSS World Medical, Inc.*	907	22,983
Quest Diagnostics, Inc.	2,526	154,465
VCA Antech, Inc.*	1,349	31,310
WellCare Health Plans, Inc.*	675	48,519
		2,563,814

Health Care Technology - 0.2%
Allscripts Healthcare Solutions, Inc.*	2,995	49,717
Cerner Corp.*	2,316	176,387
		226,104

Hotels, Restaurants & Leisure - 0.9%
Brinker International, Inc.	1,284	35,374
Cheesecake Factory, Inc.*	842	24,746
Chipotle Mexican Grill, Inc.*	504	210,672

www.calvert.com CALVERT SOCIAL INDEX FUND SEMI-ANNUAL REPORT (UNAUDITED) 21

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Hotels, Restaurants & Leisure - Cont’d
Darden Restaurants, Inc	2,106	$107,743
Panera Bread Co.*	450	72,414
Starbucks Corp.	11,935	667,047
Vail Resorts, Inc	588	25,431
Wendy’s Co.	5,353	26,819
		1,170,246

Household Durables - 0.4%
D.R. Horton, Inc	4,425	67,127
Garmin Ltd	1,846	86,670
Harman International Industries, Inc	1,105	51,725
Mohawk Industries, Inc.*	880	58,529
PulteGroup, Inc.*	5,325	47,126
Tempur-Pedic International, Inc.*	1,024	86,456
Tupperware Brands Corp	920	58,420
Whirlpool Corp.	1,233	94,769
		550,822

Household Products - 3.2%
Church & Dwight Co., Inc.	2,257	111,022
Colgate-Palmolive Co.	7,185	702,549
Kimberly-Clark Corp.	6,278	463,881
Procter & Gamble Co	44,114	2,964,902
The Clorox Co	2,117	145,544
		4,387,898

Industrial Conglomerates - 1.1%
3M Co.	10,317	920,380
Carlisle Co.’s, Inc	972	48,522
Danaher Corp.	9,093	509,208
		1,478,110

Insurance - 3.4%
ACE Ltd.	5,412	396,158
Aflac, Inc.	7,531	346,351
Alleghany Corp.*	257	84,579
Allied World Assurance Co. Holdings AG	607	41,683
American Financial Group, Inc	1,397	53,896
AON Corp.*	5,220	256,093
Arch Capital Group Ltd.*	2,164	80,587
Arthur J. Gallagher & Co.	1,800	64,332
Aspen Insurance Holdings Ltd	1,069	29,868
Assured Guaranty Ltd.	2,739	45,248
AXIS Capital Holdings Ltd	2,113	70,088
Brown & Brown, Inc.	1,834	43,612
Cincinnati Financial Corp.	2,421	83,549
CNO Financial Group, Inc.*	3,670	28,553
Endurance Specialty Holdings Ltd	711	28,909
Erie Indemnity Co.	465	36,242
Everest Re Group Ltd.	725	67,077
Fidelity National Financial, Inc	3,502	63,141
First American Financial Corp.	1,611	26,791
Genworth Financial, Inc.*	7,910	65,811

www.calvert.com CALVERT SOCIAL INDEX FUND SEMI-ANNUAL REPORT (UNAUDITED) 22

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Insurance - Cont’d
Hanover Insurance Group, Inc.	728	$29,935
Hartford Financial Services Group, Inc	7,199	151,755
HCC Insurance Holdings, Inc.	1,788	55,732
Lincoln National Corp	4,871	128,400
Markel Corp.*	156	70,035
PartnerRe Ltd.	1,102	74,815
Platinum Underwriters Holdings Ltd	635	23,177
Principal Financial Group, Inc	4,612	136,100
ProAssurance Corp	461	40,619
Progressive Corp.	9,179	212,769
Protective Life Corp	1,338	39,632
Prudential Financial, Inc.	7,724	489,624
RenaissanceRe Holdings Ltd.	845	63,992
StanCorp Financial Group, Inc	711	29,108
The Chubb Corp.	4,443	307,056
Torchmark Corp	1,636	81,555
Travelers Co.’s, Inc.	6,310	373,552
Unum Group	4,672	114,371
Validus Holdings Ltd	1,155	35,747
White Mountains Insurance Group Ltd	103	51,677
Willis Group Holdings plc	2,771	96,930
WR Berkley Corp.	1,793	64,763
XL Group plc	5,114	110,923
		4,694,835

Internet & Catalog Retail - 1.5%
Amazon.com, Inc.*	5,657	1,145,599
Expedia, Inc.	1,610	53,838
Liberty Media Corp. - Interactive*	9,284	177,232
Netflix, Inc.*	888	102,156
priceline.com, Inc.*	799	573,282
TripAdvisor, Inc.*	1,610	57,429
		2,109,536

Internet Software & Services - 2.9%
Akamai Technologies, Inc.*	2,912	106,870
AOL, Inc.*	1,692	32,097
eBay, Inc.*	17,781	655,941
Equinix, Inc.*	745	117,300
Google, Inc.*	4,141	2,655,375
Monster Worldwide, Inc.*	1,994	19,443
Rackspace Hosting, Inc.*	1,729	99,919
VistaPrint NV*	639	24,697
WebMD Health Corp.*	804	20,566
Yahoo!, Inc.*	18,922	287,993
		4,020,201

IT Services - 5.8%
Alliance Data Systems Corp.*	818	103,035
Amdocs Ltd.*	2,765	87,319
Automatic Data Processing, Inc.	7,870	434,345
Broadridge Financial Solutions, Inc.	1,997	47,748

www.calvert.com CALVERT SOCIAL INDEX FUND SEMI-ANNUAL REPORT (UNAUDITED) 23

EQUITY SECURITIES - CONT’D	SHARES	VALUE
IT Services - Cont’d
Cognizant Technology Solutions Corp.*	4,849	$373,131
Computer Sciences Corp.	2,426	72,634
Convergys Corp.*	1,857	24,791
CoreLogic, Inc.*	1,806	29,474
DST Systems, Inc.	564	30,586
Fidelity National Information Services, Inc	4,094	135,593
Fiserv, Inc.*	2,275	157,862
Gartner, Inc.*	1,444	61,572
Genpact Ltd.*	1,695	27,629
Global Payments, Inc. (b)	1,259	59,802
International Business Machines Corp.	17,671	3,687,054
Iron Mountain, Inc	2,703	77,846
Jack Henry & Associates, Inc.	1,330	45,380
Lender Processing Services, Inc.	1,333	34,658
MasterCard, Inc.	1,698	714,077
NeuStar, Inc.*	1,042	38,815
Paychex, Inc	5,253	162,790
Teradata Corp.*	2,730	186,049
Total System Services, Inc	3,139	72,417
VeriFone Systems, Inc.*	1,667	86,467
Visa, Inc.	8,400	991,200
Western Union Co	9,916	174,522
Wright Express Corp.*	620	40,133
		7,956,929

Leisure Equipment & Products - 0.2%
Hasbro, Inc.	1,859	68,262
Mattel, Inc.	5,403	181,865
Polaris Industries, Inc	1,012	73,016
		323,143

Life Sciences - Tools & Services - 0.8%
Agilent Technologies, Inc	5,515	245,473
Bio-Rad Laboratories, Inc.*	299	31,003
Illumina, Inc.*	1,997	105,062
Life Technologies Corp.*	2,861	139,674
Mettler-Toledo International, Inc.*	503	92,929
Techne Corp	594	41,640
Thermo Fisher Scientific, Inc	6,124	345,271
Waters Corp.*	1,442	133,616
		1,134,668

Machinery - 2.6%
Actuant Corp.	1,081	31,338
AGCO Corp.*	1,548	73,081
CLARCOR, Inc	825	40,499
Cummins, Inc	2,783	334,071
Deere & Co.	6,451	521,886
Donaldson Co., Inc.	2,274	81,250
Dover Corp	2,988	188,065
Eaton Corp.	5,384	268,285
Gardner Denver, Inc	825	51,992

www.calvert.com CALVERT SOCIAL INDEX FUND SEMI-ANNUAL REPORT (UNAUDITED) 24

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Machinery - Cont’d
Graco, Inc.	972	$51,574
Harsco Corp.	1,236	28,997
IDEX Corp.	1,286	54,179
Illinois Tool Works, Inc	6,668	380,876
Lincoln Electric Holdings, Inc.	1,347	61,046
Middleby Corp.*	301	30,455
Nordson Corp	974	53,093
PACCAR, Inc.	5,724	268,055
Pall Corp.	1,867	111,329
Parker Hannifin Corp.	2,428	205,287
Pentair, Inc.	1,566	74,557
Robbins & Myers, Inc.	613	31,907
Snap-on, Inc.	916	55,849
SPX Corp.	832	64,505
Stanley Black & Decker, Inc.	2,692	207,176
Terex Corp.*	1,721	38,723
The Toro Co.	475	33,777
Valmont Industries, Inc.	362	42,502
WABCO Holdings, Inc.*	1,048	63,383
Woodward, Inc.	942	40,346
		3,488,083

Marine - 0.1%
Alexander & Baldwin, Inc	679	32,897
Kirby Corp.*	902	59,343
		92,240

Media - 2.7%
CBS Corp., Class B	9,723	329,707
DIRECTV*	10,857	535,684
Discovery Communications, Inc.*	2,214	112,028
DISH Network Corp	3,355	110,480
DreamWorks Animation SKG, Inc.*	1,011	18,653
Gannett Co., Inc	3,781	57,963
John Wiley & Sons, Inc	835	39,738
Lamar Advertising Co.*	916	29,688
Liberty Global, Inc.*	2,200	110,176
Liberty Media Corp. - Liberty Capital*	1,875	165,281
Madison Square Garden Co.*	992	33,926
McGraw-Hill Co.’s, Inc.	4,688	227,227
Omnicom Group, Inc	4,441	224,937
Scripps Networks Interactive, Inc.	1,415	68,896
Time Warner Cable, Inc.	5,099	415,569
Time Warner, Inc.	16,068	606,567
Valassis Communications, Inc.*	809	18,607
Viacom, Inc., Class B	7,854	372,751
Virgin Media, Inc.	4,801	119,929
Washington Post Co., Class B	81	30,259
		3,628,066

www.calvert.com CALVERT SOCIAL INDEX FUND SEMI-ANNUAL REPORT (UNAUDITED) 25

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Metals & Mining - 0.1%
Compass Minerals International, Inc.	516	$37,018
Reliance Steel & Aluminum Co	1,205	68,058
		105,076

Multiline Retail - 0.9%
Big Lots, Inc.*	1,046	44,999
Dillard’s, Inc.	598	37,686
Dollar Tree, Inc.*	1,910	180,476
Family Dollar Stores, Inc.	1,766	111,752
Kohl’s Corp.	3,836	191,915
Nordstrom, Inc.	2,610	145,429
Target Corp.	9,821	572,270
		1,284,527

Multi-Utilities - 0.5%
CMS Energy Corp.	4,055	89,210
Consolidated Edison, Inc.	4,643	271,244
Integrys Energy Group, Inc	1,219	64,595
MDU Resources Group, Inc	2,768	61,976
NiSource, Inc	4,549	110,768
OGE Energy Corp	1,531	81,908
		679,701

Office Electronics - 0.2%
Xerox Corp.	22,467	181,533
Zebra Technologies Corp.*	850	35,003
		216,536

Oil, Gas & Consumable Fuels - 1.8%
Bill Barrett Corp.*	678	17,635
Chesapeake Energy Corp.	10,531	244,003
Cimarex Energy Co	1,380	104,149
Comstock Resources, Inc.*	733	11,603
Denbury Resources, Inc.*	6,356	115,870
Energen Corp	1,153	56,670
EOG Resources, Inc	4,289	476,508
EQT Corp.	2,396	115,511
EXCO Resources, Inc.	2,442	16,190
Pioneer Natural Resources Co	1,944	216,931
Plains Exploration & Production Co.*	2,220	94,683
QEP Resources, Inc.	2,794	85,217
Quicksilver Resources, Inc.*	1,905	9,601
Range Resources Corp.	2,611	151,804
SM Energy Co.	1,039	73,530
Southwestern Energy Co.*	5,610	171,666
Spectra Energy Corp.	10,348	326,479
Whiting Petroleum Corp.*	1,902	103,279
World Fuel Services Corp.	1,124	46,084
		2,437,413

www.calvert.com CALVERT SOCIAL INDEX FUND SEMI-ANNUAL REPORT (UNAUDITED) 26

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Paper & Forest Products - 0.1%
AbitibiBowater, Inc.*	1,186	$16,936
Domtar Corp.	581	55,416
MeadWestvaco Corp	2,696	85,167
		157,519

Personal Products - 0.3%
Avon Products, Inc.	6,922	134,010
Estee Lauder Co.’s, Inc.	3,770	233,514
		367,524

Pharmaceuticals - 3.4%
Allergan, Inc	4,914	468,943
Bristol-Myers Squibb Co.	27,580	930,825
Endo Pharmaceuticals Holdings, Inc.*	1,872	72,503
Hospira, Inc.*	2,604	97,363
Johnson & Johnson	43,913	2,896,501
Medicis Pharmaceutical Corp.	1,027	38,605
Perrigo Co.	1,348	139,262
Salix Pharmaceuticals Ltd.*	832	43,680
		4,687,682

Professional Services - 0.3%
FTI Consulting, Inc.*	686	25,739
IHS, Inc.*	772	72,298
Manpower, Inc	1,347	63,807
Robert Half International, Inc.	2,288	69,327
The Dun & Bradstreet Corp	777	65,835
Towers Watson & Co	940	62,106
Verisk Analytics, Inc.*	2,192	102,958
		462,070

Real Estate Investment Trusts - 0.3%
American Tower Corp.	6,280	395,766

Real Estate Management & Development - 0.2%
Brookfield Office Properties, Inc	4,130	72,069
CBRE Group, Inc.*	4,645	92,714
Forest City Enterprises, Inc.*	2,147	33,622
Howard Hughes Corp.*	406	25,931
Jones Lang LaSalle, Inc.	701	58,400
The St. Joe Co.*	1,462	27,793
		310,529

Road & Rail - 0.4%
Avis Budget Group, Inc.*	1,687	23,871
Con-way, Inc.	885	28,860
Genesee & Wyoming, Inc.*	623	34,003
Hertz Global Holdings, Inc.*	3,797	57,107
JB Hunt Transport Services, Inc.	1,546	84,056
Kansas City Southern*	1,779	127,536
Landstar System, Inc.	748	43,174
Old Dominion Freight Line, Inc.*	877	41,807
Ryder System, Inc.	822	43,402
		483,816

www.calvert.com CALVERT SOCIAL INDEX FUND SEMI-ANNUAL REPORT (UNAUDITED) 27

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Semiconductors & Semiconductor Equipment - 3.9%
Advanced Micro Devices, Inc.*	9,408	$75,452
Altera Corp.	5,177	206,148
Analog Devices, Inc.	4,757	192,183
Applied Materials, Inc	21,116	262,683
Atmel Corp.*	6,997	68,990
Cavium, Inc.*	778	24,071
Cypress Semiconductor Corp.*	2,471	38,622
Fairchild Semiconductor International, Inc.*	1,934	28,430
First Solar, Inc.*	892	22,345
Hittite Microwave Corp.*	453	24,602
Intel Corp.	81,750	2,297,993
Intersil Corp.	1,948	21,818
KLA-Tencor Corp.	2,720	148,022
Lam Research Corp.*	1,919	85,626
Linear Technology Corp.	3,414	115,052
LSI Corp.*	9,207	79,917
Marvell Technology Group Ltd.*	7,869	123,779
MEMC Electronic Materials, Inc.*	3,562	12,859
Microchip Technology, Inc	3,011	112,009
Micron Technology, Inc.*	15,961	129,284
Novellus Systems, Inc.*	1,119	55,849
NVIDIA Corp.*	9,648	148,483
Omnivision Technologies, Inc.*	957	19,140
ON Semiconductor Corp.*	7,254	65,358
PMC - Sierra, Inc.*	3,513	25,399
Rambus, Inc.*	1,606	10,359
Semtech Corp.*	1,056	30,054
Silicon Laboratories, Inc.*	721	31,003
Skyworks Solutions, Inc.*	2,906	80,351
Teradyne, Inc.*	3,006	50,771
Texas Instruments, Inc	18,344	616,542
TriQuint Semiconductor, Inc.*	2,648	18,258
Xilinx, Inc.	4,206	153,225
		5,374,677

Software - 5.2%
Adobe Systems, Inc.*	7,892	270,775
ANSYS, Inc.*	1,487	96,685
Ariba, Inc.*	1,556	50,897
Autodesk, Inc.*	3,621	153,241
BMC Software, Inc.*	2,715	109,034
CA, Inc.	5,904	162,714
Cadence Design Systems, Inc.*	4,173	49,408
Check Point Software Technologies Ltd.*	2,699	172,304
Citrix Systems, Inc.*	3,000	236,730
Compuware Corp.*	3,562	32,735
Concur Technologies, Inc.*	732	42,002
Electronic Arts, Inc.*	5,281	87,031
FactSet Research Systems, Inc.	660	65,366
Fortinet, Inc.*	1,929	53,337
Informatica Corp.*	1,727	91,358
Intuit, Inc.	4,384	263,610
MICROS Systems, Inc.*	1,270	70,218
Microsoft Corp.	119,978	3,869,291

www.calvert.com CALVERT SOCIAL INDEX FUND SEMI-ANNUAL REPORT (UNAUDITED) 28

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Software - Cont’d
Nuance Communications, Inc.*	3,634	$92,958
Parametric Technology Corp.*	1,849	51,661
Progress Software Corp.*	985	23,266
Red Hat, Inc.*	3,128	187,336
Rovi Corp.*	1,757	57,190
Salesforce.com, Inc.*	1,955	302,067
Solera Holdings, Inc.	1,104	50,663
Symantec Corp.*	11,844	221,483
Synopsys, Inc.*	2,317	71,039
TIBCO Software, Inc.*	2,631	80,246
VMware, Inc.*	1,341	150,688
		7,165,333

Specialty Retail - 3.5%
Aaron’s, Inc	1,195	30,951
Advance Auto Parts, Inc	1,185	104,955
American Eagle Outfitters, Inc	3,089	53,100
ANN, Inc.*	833	23,857
Ascena Retail Group, Inc.*	1,008	44,675
Bed Bath & Beyond, Inc.*	3,873	254,727
Best Buy Co., Inc	4,583	108,525
CarMax, Inc.*	3,568	123,631
Chico’s FAS, Inc.	2,799	42,265
GameStop Corp	2,190	47,830
Limited Brands, Inc.	4,063	195,024
Lowe’s Co.’s, Inc	20,237	635,037
O’Reilly Automotive, Inc.*	2,047	186,993
PetSmart, Inc.	1,792	102,538
RadioShack Corp.	1,732	10,773
Ross Stores, Inc	3,755	218,167
Sally Beauty Holdings, Inc.*	2,261	56,073
Signet Jewelers Ltd	1,359	64,254
Staples, Inc	11,229	181,685
The Gap, Inc.	5,487	143,430
The Home Depot, Inc.	24,749	1,245,122
Tiffany & Co.	2,070	143,099
TJX Co.’s, Inc	12,054	478,664
Tractor Supply Co.	1,154	104,506
Ulta Salon Cosmetics & Fragrance, Inc.	793	73,662
Williams-Sonoma, Inc.	1,484	55,620
		4,729,163

Textiles, Apparel & Luxury Goods - 0.8%
CROCS, Inc.*	1,437	30,062
Deckers Outdoor Corp.*	609	38,398
Fossil, Inc.*	859	113,371
Hanesbrands, Inc.*	1,523	44,989
Nike, Inc., Class B	6,052	656,279
PVH Corp.	991	88,526
Under Armour, Inc.*	633	59,502
Wolverine World Wide, Inc.	790	29,372
		1,060,499

www.calvert.com CALVERT SOCIAL INDEX FUND SEMI-ANNUAL REPORT (UNAUDITED) 29

EQUITY SECURITIES - CONT’D	SHARES	VALUE
Thrifts & Mortgage Finance - 0.2%
Capitol Federal Financial, Inc.	2,696	$31,975
Hudson City Bancorp, Inc	8,030	58,699
New York Community Bancorp, Inc.	6,879	95,687
People’s United Financial, Inc.	5,965	78,977
Washington Federal, Inc.	1,789	30,091
		295,429

Trading Companies & Distributors - 0.4%
Fastenal Co.	4,712	254,919
MSC Industrial Direct Co., Inc.	744	61,960
W.W. Grainger, Inc	942	202,351
Watsco, Inc	402	29,764
WESCO International, Inc.*	656	42,844
		591,838

Water Utilities - 0.0%
Aqua America, Inc.	2,159	48,124

Wireless Telecommunication Services - 0.3%
Crown Castle International Corp.*	3,891	207,546
MetroPCS Communications, Inc.*	5,131	46,282
NII Holdings, Inc.*	2,727	49,931
SBA Communications Corp.*	1,761	89,476
Telephone & Data Systems, Inc.	1,620	37,503
		430,738

Total Equity Securities (Cost $103,204,916)		133,180,191

	PRINCIPAL
U.S. TREASURY - 0.5%	AMOUNT
United States Treasury Bills, 6/14/12^	$650,000	649,947

Total U.S. Treasury (Cost $649,947)		649,947

TIME DEPOSIT - 2.2%
State Street Bank Time Deposit, 0.113%, 4/2/12	2,989,781	2,989,781

Total Time Deposit (Cost $2,989,781)		2,989,781

TOTAL INVESTMENTS (Cost $106,844,644) - 99.7%		136,819,919
Other assets and liabilities, net - 0.3%		458,037
NET ASSETS - 100%		$137,277,956

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NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of common stock with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 7,188,547 shares outstanding				$71,097,776
Class B: 196,538 shares outstanding				2,094,447
Class C: 680,731 shares outstanding				7,596,414
Class I: 2,432,263 shares outstanding				33,500,051
Undistributed net investment income				319,182
Accumulated net realized gain (loss) on investments				(7,400,867)
Net unrealized appreciation (depreciation) on investments				30,070,953

NET ASSETS				$137,277,956

NET ASSET VALUE PER SHARE
Class A (based on net assets of $94,047,266)				$13.08
Class B (based on net assets of $2,462,949)				$12.53
Class C (based on net assets of $8,530,167)				$12.53
Class I (based on net assets of $32,237,574)				$13.25

			UNDERLYING	UNREALIZED
	NUMBER OF	EXPIRATION	FACEAMOUNT	APPRECIATION
FUTURES	CONTRACTS	DATE	AT VALUE	(DEPRECIATION)
Purchased:
E-Mini NASDAQ 100 Index^	19	6/12	$1,045,285	$34,276
E-Mini S&P 500 Index^	40	6/12	2,806,500	61,402
Total Purchased				$95,678

(b)	This security was valued by the Board of Directors. See Note A.
^	Futures collateralized by 650,000 units of U.S. Treasury Bills.
*	Non-income producing security.

Abbreviations:

plc: Public Limited Company

See notes to financial statements.

www.calvert.com CALVERT SOCIAL INDEX FUND SEMI-ANNUAL REPORT (UNAUDITED) 31

STATEMENT OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2012

NET INVESTMENT INCOME
Investment Income:
Interest income	$1,266
Dividend income (net of foreign taxes withheld of $347)	1,086,691
Total investment income	1,087,957

Expenses:
Investment advisory fee	122,085
Transfer agency fees and expenses	136,575
Distribution Plan expenses:
Class A	103,380
Class B	12,092
Class C	35,426
Directors’ fees and expenses	7,072
Administrative fees	107,146
Accounting fees	9,566
Custodian fees	32,653
Registration fees	25,836
Reports to shareholders	20,926
Professional fees	13,754
Contract services fees	14,425
Miscellaneous	3,748
Total expenses	644,684
Reimbursement from Advisor:
Class A	(158,863)
Class B	(7,201)
Class C	(6,212)
Class I	(47,720)
Fees paid indirectly	(20)
Net expenses	424,668

NET INVESTMENT INCOME	663,289

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	722,975
Futures	522,084
1,245,059
Change in unrealized appreciation (depreciation) on:
Investments	27,604,981
Futures	146,792
27,751,773

NET REALIZED AND UNREALIZED GAIN
(LOSS)	28,996,832

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$29,660,121

See notes to financial statements.

www.calvert.com CALVERT SOCIAL INDEX FUND SEMI-ANNUAL REPORT (UNAUDITED) 32

STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
INCREASE (DECREASE) IN NET ASSETS	2012	2011
Operations:
Net investment income	$663,289	$1,057,860
Net realized gain (loss)	1,245,059	1,310,031
Change in unrealized appreciation (depreciation)	27,751,773	(2,697,311)

INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	29,660,121	(329,420)

Distributions to shareholders from:
Net investment income:
Class A shares	(705,940)	(539,608)
Class I shares	(442,161)	(373,939)
Total distributions	(1,148,101)	(913,547)

Capital share transactions:
Shares sold:
Class A shares	9,919,759	14,771,888
Class B shares	6,932	42,880
Class C shares	1,220,738	1,625,236
Class I shares	3,483,466	3,924,406
Reinvestment of distributions:
Class A shares	653,996	485,156
Class I shares	442,161	362,961
Redemption fees:
Class A shares	20	76
Class C shares	96	16
Shares redeemed:
Class A shares	(7,581,033)	(14,494,970)
Class B shares	(439,736)	(692,338)
Class C shares	(472,700)	(1,549,376)
Class I shares	(5,371,206)	(6,432,509)
Total capital share transactions	1,862,493	(1,956,574)

TOTAL INCREASE (DECREASE) IN NET ASSETS	30,574,513	(3,199,541)

NET ASSETS
Beginning of period	106,903,443	110,102,984
End of period (including undistributed net investment
income of $319,182 and $803,994, respectively)	$137,277,956	$106,903,443

See notes to financial statements.

www.calvert.com CALVERT SOCIAL INDEX FUND SEMI-ANNUAL REPORT (UNAUDITED) 33

STATEMENTS OF CHANGES IN NET ASSETS

	SIX MONTHS ENDED	YEAR ENDED
	MARCH 31,	SEPTEMBER 30,
CAPITAL SHARE ACTIVITY	2012	2011
Shares sold:
Class A shares	847,316	1,289,237
Class B shares	643	3,825
Class C shares	105,323	146,403
Class I shares	289,422	337,479
Reinvestment of distributions:
Class A shares	58,081	42,187
Class I shares	38,820	31,155
Shares redeemed:
Class A shares	(650,815)	(1,263,017)
Class B shares	(39,497)	(63,102)
Class C shares	(42,437)	(140,700)
Class I shares	(437,831)	(554,515)
	169,025	(171,048)

See notes to financial statements.

www.calvert.com CALVERT SOCIAL INDEX FUND SEMI-ANNUAL REPORT (UNAUDITED) 34

NOTES TO FINANCIAL STATEMENTS

NOTE A — SIGNIFICANT ACCOUNTING POLICIES

General: The Calvert Social Index Fund (the “Fund”), the sole series of Calvert Social Index Series, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares of capital stock - Classes A, B, C, and I. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class B shares are no longer offered for purchase, except through reinvestment of dividends and/or distributions and through certain exchanges. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors. In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

At March 31, 2012, securities valued at $59,802 or 0.04% of net assets were fair valued in good faith under the direction of the Board of Directors.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

www.calvert.com CALVERT SOCIAL INDEX FUND SEMI-ANNUAL REPORT (UNAUDITED) 35

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Valuation techniques used to value the Fund’s investments by major category are as follows.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or using the last available price and are categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.

Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.

The following is a summary of the inputs used to value the Fund’s net assets as of March 31, 2012:

	VALUATION INPUTS

INVESTMENTS IN SECURITIES	Level 1	Level 2	Level 3	Total
Equity securities *	$133,120,389	$59,802	—	$133,180,191
Other debt obligations	—	2,989,781	—	2,989,781
U.S. government obligations	—	649,947	—	649,947
TOTAL	$133,120,389	$3,699,530	—	$136,819,919

Other financial instruments**	$95,678	—	—	$95,678

*    For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.
**  Other financial instruments are derivative instruments not reflected in the Statement of Net Assets, such as futures, which are valued at the unrealized appreciation/depreciation on the instrument.

Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, market index futures contracts. The Fund is subject to market risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to hedge against changes in the value of securities. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the

www.calvert.com CALVERT SOCIAL INDEX FUND SEMI-ANNUAL REPORT (UNAUDITED) 36

contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund’s ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund. During the period, futures contracts were used to hedge the lack of equity market exposure inherent in a cash position. The Fund’s futures contracts at period end, as presented in the Statement of Net Assets, are generally indicative of the volume of futures contract activity during the period.

During the six month period, the Fund invested in E-Mini S&P 500 Index and E-Mini NASDAQ 100 Index. The volume of activity has varied throughout the period with a weighted average of 26 contracts and $257,993 weighted average notional value.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase (within seven days for Class I shares). The redemption fee is accounted for as an addition to paid-in capital. The fee is intended

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to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian’s fees may be paid indirectly by credits earned on the Fund’s cash on deposit with the bank. These credits are used to reduce the Fund’s expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund’s tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. A Fund’s federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04, “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs.” ASU No. 2011-04 requires disclosure of the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers. For Level 3 fair value measurements, ASU No. 2011-04 requires disclosure of quantitative information about the significant unobservable inputs used. In addition, for Level 3 fair value measurements, ASU No. 2011-04 requires a description of the valuation processes used by the reporting entity and requires a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs to a different amount might result in a significantly higher or lower fair value measurement. ASU No. 2011-04 is effective for financial statements issued for fiscal years and interim periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, “Disclosures about Offsetting Assets and Liabilities.” The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013.

NOTE B — RELATED PARTY TRANSACTIONS

Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc. (“Calvert”), which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .20% of the Fund’s average daily net assets. Under the terms of the agreement, $22,692

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was payable at period end. In addition, $7,433 was payable at period end for operating expenses paid by the Advisor during March 2012.

The Advisor has contractually agreed to limit net annual fund operating expenses for Class A, B, and C through January 31, 2013 and for Class I through January 31, 2016. The contractual expense cap is .75%, 1.75%, 1.75%, and .21% for Class A, B, C, and I, respectively. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor’s obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Investment Administrative Services, Inc. (“CIAS”), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% for Classes A, B, and C shares and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $20,027 was payable at period end.

Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, B, and C shares, allow the Fund to pay CID for expenses and services associated with distribution of shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, B, and C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00%, and 1.00% of the Fund’s average daily net assets of Class A, B, and C, respectively. Class I does not have Distribution Plan expenses. Under the terms of the agreement, $28,507 was payable at period end.

CID received $11,472 as its portion of commissions charged on sales of the Fund’s Class A shares for the six months ended March 31, 2012.

Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received fees of $12,938 for the six months ended March 31, 2012. Under the terms of the agreement, $2,243 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the Board chair and Committee chairs ($10,000 for the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Director’s fees are allocated to each of the funds served.

NOTE C — INVESTMENT ACTIVITY

During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were $2,978,878 and $3,163,080, respectively.

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CAPITAL LOSS CARRYFORWARDS
EXPIRATION DATE
30-Sep-12	($900,355)
30-Sep-14	(534,245)
30-Sep-17	(864,557)
30-Sep-18	(2,870,112)

Capital losses may be utilized to offset future capital gains until expiration. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward for an unlimited period. These losses will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may more likely expire unused. Also, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of March 31, 2012, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

Unrealized appreciation	$35,919,448
Unrealized (depreciation)	(9,576,637)
Net unrealized appreciation/(depreciation)	$26,342,811

Federal income tax cost of investments	$110,477,108

NOTE D — LINE OF CREDIT

A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .11% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no borrowings under the agreement during the six months ended March 31, 2012.

NOTE E – SUBSEQUENT EVENTS

In preparing the financial statements as of March 31, 2012, no subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

Effective May 2, 2012, UNIFI Mutual Holding Company changed its name to Ameritas Mutual Holding Company.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS A SHARES	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
	2012		2011 (z)	2010
Net asset value, beginning	$10.35		$10.48	$9.70
Income from investment operations:
Net investment income	.06		.09	.08
Net realized and unrealized gain (loss)	2.77		(.14)	.80
Total from investment operations	2.83		(.05)	.88
Distributions from:
Net investment income	(.10)		(.08)	(.10)
Total distributions	(.10)		(.08)	(.10)
Total increase (decrease) in net asset value	2.73		(.13)	.78
Net asset value, ending	$13.08		$10.35	$10.48

Total return*	27.51%		(.57%)	9.06%
Ratios to average net assets: A
Net investment income	1.03	% (a)	.81%	.77%
Total expenses	1.13	% (a)	.99%	1.06%
Expenses before offsets	.75	% (a)	.75%	.75%
Net expenses	.75	% (a)	.75%	.75%
Portfolio turnover	3%		8%	10%
Net assets, ending (in thousands)	$94,047		$71,741	$71,952

	YEARS ENDED

CLASS A SHARES	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
	2009	(z)	2008	2007 (z)
Net asset value, beginning	$10.44		$13.67	$12.23
Income from investment operations:
Net investment income	.11		.14	.15
Net realized and unrealized gain (loss)	(.75)		(3.23)	1.41
Total from investment operations	(.64)		(3.09)	1.56
Distributions from:
Net investment income	(.10)		(.14)	(.12)
Total distributions	(.10)		(.14)	(.12)
Total increase (decrease) in net asset value	(.74)		(3.23)	1.44
Net asset value, ending	$9.70		$10.44	$13.67

Total return*	(5.80%)		(22.81%)	12.80%
Ratios to average net assets: A
Net investment income	1.34%		1.14%	1.12%
Total expenses	1.16%		1.10%	1.09%
Expenses before offsets	.75%		.76%	.77%
Net expenses	.75%		.75%	.75%
Portfolio turnover	16%		14%	9%
Net assets, ending (in thousands)	$63,609		$44,439	$59,291

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED

CLASS B SHARES	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
	2012		2011 (z)	2010
Net asset value, beginning	$9.87		$10.03	$9.30
Income from investment operations:
Net investment income (loss)	(.05)		(.02)	(.06)
Net realized and unrealized gain (loss)	2.71		(.14)	.80
Total from investment operations	2.66		(.16)	.74
Distributions from:
Net investment income	—		—	(.01)
Total distributions	—		—	(.01)
Total increase (decrease) in net asset value	2.66		(.16)	.73
Net asset value, ending	$12.53		$9.87	$10.03

Total return*	26.95%		(1.60%)	7.94%
Ratios to average net assets: A
Net investment income (loss)	.04	% (a)	(.19%)	(.23%)
Total expenses	2.35	% (a)	2.31%	2.30%
Expenses before offsets	1.75	% (a)	1.75%	1.75%
Net expenses	1.75	% (a)	1.75%	1.75%
Portfolio turnover	3%		8%	10%
Net assets, ending (in thousands)	$2,463		$2,324	$2,956

	YEARS ENDED

CLASS B SHARES	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
	2009	(z)	2008	2007 (z)
Net asset value, beginning	$10.01		$13.11	$11.74
Income from investment operations:
Net investment income	.03		.01	.01
Net realized and unrealized gain (loss)	(.71)		(3.10)	1.36
Total from investment operations	(.68)		(3.09)	1.37
Distributions from:
Net investment income	(.03)		(.01)	**
Total distributions	(.03)		(.01)	**
Total increase (decrease) in net asset value	(.71)		(3.10)	1.37
Net asset value, ending	$9.30		$10.01	$13.11

Total return*	(6.67%)		(23.57%)	11.68%
Ratios to average net assets: A
Net investment income	.37%		.14%	.12%
Total expenses	2.46%		2.11%	2.08%
Expenses before offsets	1.75%		1.76%	1.77%
Net expenses	1.75%		1.75%	1.75%
Portfolio turnover	16%		14%	9%
Net assets, ending (in thousands)	$3,433		$4,117	$6,036

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS C SHARES	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
	2012		2011 (z)	2010
Net asset value, beginning	$9.87		$10.03	$9.29
Income from investment operations:
Net investment income (loss)	.01		(.02)	(.02)
Net realized and unrealized gain (loss)	2.65		(.14)	.77
Total from investment operations	2.66		(.16)	.75
Distributions from:
Net investment income	—		—	(.01)
Total distributions	—		—	(.01)
Total increase (decrease) in net asset value	2.66		(.16)	.74
Net asset value, ending	$12.53		$9.87	$10.03

Total return*	26.95%		(1.60%)	8.04%
Ratios to average net assets: A
Net investment income (loss)	.03	% (a)	(.19%)	(.23%)
Total expenses	1.93	% (a)	1.95%	2.06%
Expenses before offsets	1.75	% (a)	1.75%	1.75%
Net expenses	1.75	% (a)	1.75%	1.75%
Portfolio turnover	3%		8%	10%
Net assets, ending (in thousands)	$8,530		$6,098	$6,139

	YEARS ENDED
CLASS C SHARES	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
	2009	(z)	2008	2007 (z)
Net asset value, beginning	$10.01		$13.10	$11.73
Income from investment operations:
Net investment income	.03		.01	.01
Net realized and unrealized gain (loss)	(.72)		(3.09)	1.36
Total from investment operations	(.69)		(3.08)	1.37
Distributions from:
Net investment income	(.03)		(.01)	**
Total distributions	(.03)		(.01)	**
Total increase (decrease) in net asset value	(.72)		(3.09)	1.37
Net asset value, ending	$9.29		$10.01	$13.10

Total return*	(6.80%)		(23.51%)	11.69%
Ratios to average net assets: A
Net investment income	.36%		.14%	.12%
Total expenses	2.23%		1.97%	1.96%
Expenses before offsets	1.75%		1.76%	1.77%
Net expenses	1.75%		1.75%	1.75%
Portfolio turnover	16%		14%	9%
Net assets, ending (in thousands)	$5,607		$6,141	$8,998

See notes to financial highlights.

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FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS I SHARES	MARCH 31,		SEPTEMBER 30,	SEPTEMBER 30,
	2012		2011 (z)	2010
Net asset value, beginning	$10.52		$10.65	$9.85
Income from investment operations:
Net investment income	.10		.16	.13
Net realized and unrealized gain (loss)	2.81		(.15)	.81
Total from investment operations	2.91		.01	.94
Distributions from:
Net investment income	(.18)		(.14)	(.14)
Total distributions	(.18)		(.14)	(.14)
Total increase (decrease) in net asset value	2.73		(.13)	.80
Net asset value, ending	$13.25		$10.52	$10.65

Total return*	27.89%		(.06%)	9.62%
Ratios to average net assets: A
Net investment income	1.58	% (a)	1.35%	1.32%
Total expenses	.53	% (a)	.52%	.55%
Expenses before offsets	.21	% (a)	.21%	.21%
Net expenses	.21	% (a)	.21%	.21%
Portfolio turnover	3%		8%	10%
Net assets, ending (in thousands)	$32,238		$26,741	$29,055

	YEARS ENDED
CLASS I SHARES	SEPTEMBER 30,		SEPTEMBER 30,	SEPTEMBER 30,
	2009	(z)	2008	2007 (z)
Net asset value, beginning	$10.65		$13.92	$12.38
Income from investment operations:
Net investment income	.15		.18	.22
Net realized and unrealized gain (loss)	(.77)		(3.25)	1.44
Total from investment operations	(.62)		(3.07)	1.66
Distributions from:
Net investment income	(.18)		(.20)	(.12)
Total distributions	(.18)		(.20)	(.12)
Total increase (decrease) in net asset value	(.80)		(3.27)	1.54
Net asset value, ending	$9.85		$10.65	$13.92

Total return*	(5.26%)		(22.34%)	13.44%
Ratios to average net assets: A
Net investment income	1.88%		1.68%	1.65%
Total expenses	.63%		.57%	.57%
Expenses before offsets	.21%		.22%	.23%
Net expenses	.21%		.21%	.21%
Portfolio turnover	16%		14%	9%
Net assets, ending (in thousands)	$21,781		$21,342	$23,120

See notes to financial highlights.

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A	Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.
(a)	Annualized.
(z)	Per share figures are calculated using the Average Shares Method.
*	Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.
**	Less than $0.01 per share.

See notes to financial statements.

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EXPLANATION OF FINANCIAL TABLES

SCHEDULE OF INVESTMENTS

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

STATEMENT OF ASSETS AND LIABILITIES

The Statement of Assets and Liabilities is often referred to as the fund’s balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund’s assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund’s liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund’s net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund’s net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

STATEMENT OF NET ASSETS

The Statement of Net Assets provides a detailed list of the fund’s holdings, including each security’s market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund’s net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund’s net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund’s investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

STATEMENT OF OPERATIONS

The Statement of Operations summarizes the fund’s investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses

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incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund’s expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

STATEMENT OF CHANGES IN NET ASSETS

The Statement of Changes in Net Assets shows how the fund’s total net assets changed during the two most recent reporting periods. Changes in the fund’s net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

FINANCIAL HIGHLIGHTS

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund’s net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund’s performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund’s cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund’s investment portfolio – how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund’s investments and the investment style of the portfolio manager.

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PROXY VOTING

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

BASIS FOR BOARD’S APPROVAL OF INVESTMENT ADVISORY CONTRACTS

At a meeting held on December 6, 2011, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between Calvert Social Index Series, Inc. and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund’s investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and

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Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Fund’s advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Fund’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Fund; the effect of the Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with the Advisor’s senior management through Board of Directors’ meetings, discussions and other reports. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board also took into account the environmental, social, sustainability and governance research and analysis provided by the Advisor to the Fund. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer universe by an independent third party in its report. This comparison indicated that the Fund performed above the median of its peer universe for the three-year period ended June 30, 2011, and the Fund performed below the median of its peer universe for the one- and five-year periods ended June 30, 2011. The data also indicated that the Fund underper-formed its Lipper index for the one-, three- and five-year periods ended June 30, 2011.

www.calvert.com CALVERT SOCIAL INDEX FUND SEMI-ANNUAL REPORT (UNAUDITED) 49

The Board took into account management’s discussion of the Fund’s performance and the factors that contributed to such underperformance. The Board noted the Advisor’s continued monitoring of the Fund’s performance as well as the recent improvement in the Fund’s performance. The Board also took into account the Advisor’s discussion of the Fund’s role within the Calvert Family of Funds social investment offerings. Based upon its review and in view of management’s discussion, the Board concluded that appropriate action was being taken with respect to the Fund’s performance.

In considering the Fund’s fees and expenses, the Board compared the Fund’s fees and total expense ratio with various comparative data for the funds in its peer universe. Among other findings, the data indicated that the Fund’s advisory fee (after taking into account waivers and/or reimbursements) and total expenses (net of waivers and/ or reimbursements) were below the median of its peer universe. The Board noted that the allocation of advisory and administrative fees may vary among the Fund’s peer universe. The Board also took into account the Advisor’s current undertakings to maintain expense limitations for the Fund. The Board also noted the reductions in the advisory and administrative fees that took effect earlier in the year. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the environmental, social, sustainability and governance research and analysis provided by the Advisor. The Board noted that in 2011, the transfer agency fees paid by the Calvert Family of Funds had been renegotiated, resulting in an anticipated overall reduction in the transfer agency fees to be paid across the Calvert Family of Funds complex. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Fund from the Advisor and other factors considered.

The Board reviewed the Advisor’s profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund. The Board also noted the Advisor’s current undertaking to maintain expense limitations for the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. The Board also noted the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Fund was reasonable.

The Board considered the effect of the Fund’s current size and its potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund’s cur-

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rent size. The Board noted that if the Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Advisor and the Subadvisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Fund’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Fund’s performance during the one-, three- and five-year periods ended June 30, 2011 as compared to the Fund’s peer universe and noted that it reviewed on a quarterly basis detailed information about the Fund’s performance results, portfolio composition and investment strategies. The Board also noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor and not the Fund. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. In addition, the Board took into account the fees the Subadvisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board determined that the subadvisory fee was reasonable. Because the Advisor pays the Subadvisor’s subadvisory fee and the subadvisory fee was negotiated at arm’s length by the Advisor, the cost of services to be provided by

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the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Fund to be a material factor in its consideration, although the Board noted that the sub-advisory fee schedule for the Fund contained breakpoints that reduced the subadvisory fee rate on assets above specified levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director may have attributed different weight to various factors.

CONCLUSIONS

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Fund’s assets in accordance with the Fund’s investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the Fund’s performance; and (f) the Fund’s advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

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To Open an Account

800-368-2748

Yields and Prices

Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account

Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired

800-541-1524

Branch Office

4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified or Overnight Mail

Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site

www.calvert.com

Principal Underwriter

Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

CALVERT	CALVERT’S	Equity Funds
SOCIAL INDEX	FAMILY OF FUNDS	Enhanced Equity Portfolio
FUND		Equity Portfolio
	Tax-Exempt Money	Large Cap Value Fund
	Market Funds	Social Index Fund
	CTFR Money Market Portfolio	Capital Accumulation Fund
International Equity Fund
	Taxable Money Market	Small Cap Fund
	Funds	Global Alternative Energy Fund
	First Government Money Market	Global Water Fund
	Fund	International Opportunities Fund
	Money Market Portfolio	Equity Income Fund

	Municipal Funds	Balanced and Asset
	Tax-Free Bond Fund	Allocation Funds
Balanced Portfolio
	Taxable Bond Funds	Conservative Allocation Fund
	Bond Portfolio	Moderate Allocation Fund
	Income Fund	Aggressive Allocation Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
High-Yield Bond Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2745 or visit www. calvert.com.

Item 2.  Code of Ethics.

Not applicable.

Item 3.  Audit Committee Financial Expert.

Not applicable.

Item 4.  Principal Accountant Fees and Services.

Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

(a)        This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)        Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors since registrant last provided disclosure in response to this Item.

Item 11.  Controls and Procedures.

(a)    The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)   There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12  Exhibits.

(a)(1)   Not applicable.

(a)(2)  A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)   Not applicable.

(b)        A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SOCIAL INDEX SERIES, INC.

By:       /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            Senior Vice President -- Principal Executive Officer

Date:    June 1, 2012

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

            /s/  Barbara J. Krumsiek

            Barbara J. Krumsiek

            Senior Vice President -- Principal Executive Officer

Date:    June 1, 2012

/s/ D. Wayne Silby

            D. Wayne Silby

            President -- Principal Executive Officer

Date:    June 1, 2012

            /s/  Ronald M. Wolfsheimer

            Ronald M. Wolfsheimer

            Treasurer -- Principal Financial Officer

Date:    June 1, 2012